UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934

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Telkonet, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 01, 2017

TELKONET, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: March 27, 2017
Date: June 01, 2017 Time: 1:00 PM CDT
	Location:	Telkonet Inc. 20800 Swenson Drive, Suite 175 Waukesha, WI 53186

TELKONET, INC. C/O Broadridge Corporate Issuer Solutions PO Box 1342 Edgewood, NY 11717

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions..

—Before You Vote—

How to Access the Proxy Materials

Proxy Materials Available to VIEW OR RECEIVE:

1. Form 10-K          2. Notice & Proxy Statement

How to View Online:

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—How To Vote—

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Voting items

The Board of Directors recommends you vote

FOR the following:

1.	Election of Directors

Nominees

01 Leland D. Blatt	02 Arthur E. Byrnes	03 Peter T. Kross	04 Tim S. Ledwick	05 Jason L. Tienor

The Board of Directors recommends you vote FOR proposals 2., 3. and 4..

2.	TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017.
3.	TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT, IN THE SOLE DISCRETION OF OUR BOARD OF DIRECTORS, A REVERSE STOCK SPLIT OF OUR COMMON STOCK, PAR VALUE $0.001 PER SHARE, AT ANY TIME PRIOR TO NEXT YEARS ANNUAL MEETING OF STOCKHOLDERS BY A RATIO OF NOT LESS THAN 1-FOR-10 AND NOT MORE THAN 1-FOR-100, WITH THE SPECIFIC RATIO, TIMING AND TERMS TO BE DETERMINED BY OUR BOARD OF DIRECTORS, IN ITS SOLE DISCRETION. THE AMENDMENT WILL NOT BE IMPLEMENTED UNLESS THE BOARD OF DIRECTORS DETERMINES, IN ITS SOLE DISCRETION, THAT TO DO SO IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS.
4.	TO PROVIDE A NON-BINDING ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

NOTE: TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.